 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Quest For Value Funds:

We consent to the use in this Registration Statement of Oppenheimer Quest
Balanced Fund (one of the portfolios constituting the Oppenheimer Quest For
Value Funds), of our report dated December 20, 2005, included in the
Statement of Additional Information, which is part of such Registration
Statement, and to the references to our firm under the headings "Financial
Highlights" appearing in the Prospectus, which is also part of such
Registration Statement and "Independent Registered Public Accounting Firm"
appearing in the Statement of Additional Information.

                              /s/ KPMG LLP
                              KPMG LLP

Denver, Colorado
February 27, 2006

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Quest For Value Funds:

We consent to the use in this Registration Statement of Oppenheimer Quest
Opportunity Value Fund (one of the portfolios constituting the Oppenheimer
Quest For Value Funds), of our report dated December 20, 2005, included in the Statement of Additional Information, which is part of such Registration
Statement, and to the references to our firm under the headings "Financial
Highlights" appearing in the Prospectus, which is also part of such
Registration Statement and "Independent Registered Public Accounting Firm"
appearing in the Statement of Additional Information.

                              /s/ KPMG LLP
                              KPMG LLP

Denver, Colorado
February 27, 2006

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Quest For Value Funds:

We consent to the use in this Registration Statement of Oppenheimer Small- &
Mid- Cap Value Fund, formerly Oppenheimer Small Cap Value Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), of our report dated December 20, 2005, included in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the Prospectus, which is also part of such Registration Statement and "Independent Registered
Public Accounting Firm" appearing in the Statement of Additional Information.

                              /s/ KPMG LLP
                              KPMG LLP

Denver, Colorado
February 27, 2006